UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 21, 2007

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 21, 2007, Lennar Corporation (the “Company”) amended its $3.1 billion senior unsecured revolving credit facility (the “Credit Facility”) to, among other things:

(a)	eliminate the interest coverage ratio covenant;

(b)	modify the definition of “Indebtedness” to exclude certain non-recourse indebtedness;

(c)	modify the leverage ratio covenant as follows:

i.	the maximum permitted leverage ratio will decrease by a stated percentage if the Company fails to maintain an interest coverage ratio of at least 2.0 to 1.0 for two consecutive fiscal quarters;

ii.	the maximum permitted leverage ratio will increase by a stated percentage if the Company’s interest coverage ratio is greater than or equal to 2.0 to 1.0 as of the last day of any fiscal quarter, with the amount of the increase dependent on the amount by which the interest coverage ratio exceeds 2.0 to 1.0;

iii.	the maximum permitted leverage ratio may not exceed 60%; and

(d)	modify certain pricing provisions so that if the Company’s interest coverage ratio is less than 2.0 to 1.0, the applicable margin for any Eurodollar borrowings and outstanding letters of credit will increase by specified increments depending on the amount by which the Company’s interest coverage ratio is less than 2.0 to 1.0.

The foregoing summary is qualified in its entirety by reference to the Credit Agreement dated July 21, 2006 and the First Amendment to Credit Agreement dated as of August 21, 2007, which govern the Credit Facility. The Credit Agreement and the First Amendment to Credit Agreement are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document
10.1	Credit Agreement dated July 21, 2006 among Lennar Corporation and the lenders named therein - Incorporated by reference to Exhibit 10.1 of Lennar Corporation’s Current Report on Form 8-K, dated July 21, 2006.

10.2	First Amendment to Credit Agreement dated as of August 21, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2007	Lennar Corporation

	By:	/s/ Bruce E. Gross
	Name:	Bruce E. Gross
	Title:	Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description of Document
10.1	Credit Agreement dated July 21, 2006 among Lennar Corporation and the lenders named therein - Incorporated by reference to Exhibit 10.1 of Lennar Corporation’s Current Report on Form 8-K, dated July 21, 2006.

10.2	First Amendment to Credit Agreement dated as of August 21, 2007.